EXHIBIT 10.2






                        AMENDED AND RESTATED DECLARATION
                                    OF TRUST

                                  by and among

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                            as Institutional Trustee,

                       WELLS FARGO DELAWARE TRUST COMPANY,
                              as Delaware Trustee,

                        SOUTHCOAST FINANCIAL CORPORATION
                                   as Sponsor,

                                       and

          L. Wayne Pearson, Robert A. Daniel, Jr., and Robert M. Scott
                           as Administrative Trustees,

                             Dated as of May 3, 2002



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
                                TABLE OF CONTENTS
                                                                                                               Page


ARTICLE I             INTERPRETATION AND DEFINITIONS.............................................................1

         Section 1.1       Definitions...........................................................................1

ARTICLE II            ORGANIZATION...............................................................................7

         Section 2.1       Name..................................................................................7

         Section 2.2       Office................................................................................7

         Section 2.3       Purpose...............................................................................7

         Section 2.4       Authority.............................................................................8

         Section 2.5       Title to Property of the Trust........................................................8

         Section 2.6       Authorization to Enter into Certain Transactions......................................8

         Section 2.7       Prohibition of Actions by the Trust and the Administrative Trustees..................12

         Section 2.8       Powers and Duties of the Institutional Trustee.......................................12

         Section 2.9       Certain Duties and Responsibilities of the Institutional Trustee and
                           Administrative Trustees..............................................................13

         Section 2.10      Certain Rights of Institutional Trustee..............................................15

         Section 2.11      Execution of Documents...............................................................17

         Section 2.12      Not Responsible for Recitals or Issuance of Securities...............................17

         Section 2.13      Duration of Trust....................................................................17

         Section 2.14      Mergers..............................................................................17

ARTICLE III           SPONSOR...................................................................................19

         Section 3.1       Sponsor's Purchase of Common Securities..............................................19

         Section 3.2       Responsibilities of the Sponsor......................................................19

         Section 3.3       Expenses.............................................................................19

         Section 3.4       Right to Proceed.....................................................................20

ARTICLE IV            TRUSTEES..................................................................................20

         Section 4.1       Number of Trustees...................................................................20

         Section 4.2       Delaware Trustee.....................................................................20

         Section 4.3       Institutional Trustee; Eligibility...................................................20

         Section 4.4       Administrative Trustees..............................................................21

         Section 4.5       Appointment, Removal and Resignation of Institutional Trustee, Delaware
                           Trustee and Administrative Trustees..................................................21

         Section 4.6       Vacancies Among Trustees.............................................................23

         Section 4.7       Effect of Vacancies..................................................................23

         Section 4.8       Meetings of the Institutional Trustee and the Administrative Trustees................23

         Section 4.9       Delegation of Power..................................................................24

         Section 4.10      Conversion, Consolidation or Succession to Business..................................24


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                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               Page

ARTICLE V             DISTRIBUTIONS.............................................................................25

         Section 5.1       Distributions........................................................................25

ARTICLE VI            ISSUANCE OF SECURITIES....................................................................25

         Section 6.1       General Provisions Regarding Securities..............................................25

         Section 6.2       Paying Agent, Transfer Agent and Registrar...........................................26

         Section 6.3       Form and Dating......................................................................26

         Section 6.4       Mutilated, Destroyed, Lost or Stolen Certificates....................................26

         Section 6.5       Temporary Securities.................................................................27

         Section 6.6       Cancellation.........................................................................27

         Section 6.7       Rights of Holders; Waivers of Past Defaults..........................................27

ARTICLE VII           DISSOLUTION AND TERMINATION OF TRUST......................................................29

         Section 7.1       Dissolution and Termination of Trust.................................................29

ARTICLE VIII          TRANSFER OF INTERESTS.....................................................................30

         Section 8.1       General..............................................................................30

         Section 8.2       Transfer Procedures and Restrictions.................................................30

         Section 8.3       Deemed Security Holders..............................................................32

ARTICLE IX            LIMITATION OF LIABILITY OF HOLDERS OF  SECURITIES, TRUSTEES OR OTHERS.....................33

         Section 9.1       Liability............................................................................33

         Section 9.2       Exculpation..........................................................................33

         Section 9.3       Fiduciary Duty.......................................................................34

         Section 9.4       Indemnification......................................................................34

         Section 9.5       Outside Businesses...................................................................36

         Section 9.6       Compensation; Fee....................................................................37

ARTICLE X             ACCOUNTING................................................................................37

         Section 10.1      Fiscal Year..........................................................................37

         Section 10.2      Certain Accounting Matters...........................................................37

         Section 10.3      Banking..............................................................................38

         Section 10.4      Withholding..........................................................................38

ARTICLE XI            AMENDMENTS AND MEETINGS...................................................................38

         Section 11.1      Amendments...........................................................................38

         Section 11.2      Meetings of the Holders of Securities; Action by Written Consent.....................40

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                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE XII           REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE.............................41

         Section 12.1      Representations and Warranties of Institutional Trustee..............................41

         Section 12.2      Representations and Warranties of Delaware Trustee...................................41

ARTICLE XIII          MISCELLANEOUS.............................................................................42

         Section 13.1      Notices..............................................................................42

         Section 13.2      Governing Law........................................................................43

         Section 13.3      Intention of the Parties.............................................................43

         Section 13.4      Headings.............................................................................43

         Section 13.5      Successors and Assigns...............................................................43

         Section 13.6      Partial Enforceability...............................................................43

         Section 13.7      Counterparts.........................................................................44

EXHIBIT A-1  FORM OF CAPITAL SECURITY CERTIFICATE................................................................1

EXHIBIT A-2  FORM OF COMMON SECURITY CERTIFICATE.................................................................1

EXHIBIT B  SPECIMEN OF INITIAL DEBENTURE.........................................................................1

EXHIBIT C  PURCHASE AGREEMENT....................................................................................1
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                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                           SOUTHCOAST CAPITAL TRUST I

                                   May 3, 2002

         AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of May 3, 2002, by the Trustees (as defined herein), the Sponsor
(as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust (as defined herein) to be issued pursuant to this Declaration;

         WHEREAS,  the Delaware  Trustee,  the  Administrative  Trustees and the
Sponsor established Southcoast Capital Trust I (the "Trust"), a statutory trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of May 1, 2002 (the "Original Declaration"), and a Certificate of
Trust filed with the Secretary of State of the State of Delaware on May 1, 2002, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain debentures of the Debenture Issuer (as defined herein);

         WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

         WHEREAS, the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Business Trust Act and that this Declaration constitutes the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration. The parties hereto hereby agree as follows:

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

Section 1.1       Definitions.  Unless the context otherwise requires:

         (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section
1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c) all references to "the Declaration" or "`this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified; and

         (e) a reference to the singular includes the plural and vice versa.



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         "Additional Interest" has the meaning set forth in the Indenture.

         "Administrative Action" has the meaning set forth in paragraph 4(a) of Annex I.

         "Administrative  Trustees"  means each of L. Wayne  Pearson,  Robert A.
Daniel,   Jr.  and  Robert  M.  Scott  solely  in  such  Person's   capacity  as
Administrative  Trustee of the Trust created and continued  hereunder and not in such Person's individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor appointed as herein provided.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Bankruptcy Event" means, with respect to any Person:

         (a) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

         (b) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of such Person of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

         "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in New York City, NY, Wilmington, DE, Coral
Springs, FL or Minneapolis, MN are permitted or required by any applicable law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code,
12 Delaware Code Sections 3801, et seq. as may be amended from time to time.

         "Capital Securities" has the meaning set forth in paragraph 1(a) of Annex I.

         "Capital Security Certificate" means a definitive Certificate in fully registered form representing a Capital Security substantially in the form of Exhibit A-l.

         "Capital Treatment Event" has the meaning set forth in paragraph 4(a) of Annex I.

         "Certificate" means any certificate evidencing Securities.

         "Closing Date" has the meaning set forth in the Purchase Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission.



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         "Common  Securities"  has the  meaning set forth in  paragraph  1(b) of
Annex I.

         "Common Security Certificate" means a definitive Certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

         "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "Corporate  Trust Office"  means (i) with respect to the  Institutional
Trustee, the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 210 North University Drive, Coral Springs, FL 33071,
Attn: Manager-Corporate Trust Administration, and (ii) with respect to the Delaware Trustee, the office of the Delaware Trustee at which the corporate trust business of the Delaware Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at One Rodney Square, 920 King Street, Suite 102,
Wilmington, DE 19801, Attention: Corporate Trust Administration.

         "Coupon Rate" has the meaning set forth in paragraph 2(a) of Annex I.

         "Covered  Person"  means:  (a)  any  officer,  director,   shareholder,
partner, member, representative,  employee or agent of (i) the Trust or (ii) any of the Trust's Affiliates; and (b) any Holder of Securities.

         "Creditor" has the meaning set forth in Section 3.3.

         "Debenture  Issuer" means  Southcoast  Financial  Corporation,  a South
Carolina corporation, in its capacity as issuer of the Debentures under the Indenture.

         "Debenture Trustee" means Wells Fargo Bank, National Association, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Debentures"  means the Floating  Rate Junior  Subordinated  Deferrable
Interest Debentures due 2032 to be issued by the Debenture Issuer under the Indenture.

         "Defaulted Interest" has the meaning set forth in the Indenture.

         "Delaware   Trustee"   means  the  Trustee   meeting  the   eligibility
requirements set forth in Section 4.2.

         "Determination Date" has the meaning set forth in paragraph 4(a) of Annex I.

         "Direct Action" has the meaning set forth in Section 2.8(d).

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 5.1.

         "Distribution Payment Date" has the meaning set forth in paragraph 2(b) of Annex I.

         "Distribution Period" has the meaning set forth in paragraph 2(a) of Annex I.



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         "Distribution  Rate" means, for the period beginning on (and including)
the date of original issuance and ending on (but excluding) July 1, 2002, 5.67%, and for the period beginning on (and including) July 1, 2002 and thereafter, the
Coupon Rate.

         "Event of Default" means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) the occurrence of an Indenture Event of Default; or

         (b) default by the Trust in the payment of any Redemption Price of any Security when it becomes due and payable; or

         (c) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Declaration (other than those specified in clause (a) or (b) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail to the defaulting Trustee or Trustees and to the Sponsor by the Holders of at least 25% in aggregate liquidation amount of the outstanding Capital
Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or

         (d)  the  occurrence  of  a  Bankruptcy   Event  with  respect  to  the
Institutional  Trustee  if  a  successor  Institutional  Trustee  has  not  been appointed within 90 days thereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Extension Period" has the meaning set forth in paragraph 2(b) of Annex
I.

         "Federal Reserve" has the meaning set forth in paragraph 3 of Annex I.

         "Fiduciary  Indemnified  Person" shall mean the  Institutional  Trustee
(including in its individual capacity), the Delaware Trustee (including in its individual capacity), any Affiliate of the Institutional Trustee or the Delaware
Trustee and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee or the Delaware Trustee.

         "Fiscal Year" has the meaning set forth in Section 10.1.

         "Guarantee" means the guarantee agreement to be dated as of the Closing
Date, of the Sponsor in respect of the Capital Securities.

         "Holder" means a Person in whose name a Certificate representing a Security is registered in the register maintained by the Registrar pursuant to
Section 6.2, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "Indemnified  Person" means a Company Indemnified Person or a Fiduciary
Indemnified Person.

         "Indenture" means the Indenture dated as of the Closing Date, between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued, as such Indenture and any supplemental indenture may be amended, supplemented or otherwise modified from time to time.



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         "Indenture  Event of Default" means an "Event of Default" as defined in the Indenture.

         "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 4.3.

         "Interest" means any interest due on the Debentures including any Additional Interest and Defaulted Interest.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" has the meaning set forth in paragraph 4(a) of Annex I.

         "Legal Action" has the meaning set forth in Section 2.8(d).

         "Liquidation" has the meaning set forth in paragraph 3 of Annex I.

         "Liquidation Distribution" has the meaning set forth in paragraph 3 of Annex I.

         "Majority in liquidation amount of the Securities" means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding
Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Maturity Date" has the meaning set forth in paragraph 4(a) of Annex I.

         "Officers'   Certificates"   means,  with  respect  to  any  Person,  a
certificate  signed by two  Authorized  Officers of such Person.  Any  Officers'
Certificate  delivered  with respect to compliance  with a condition or covenant providing for it in this Declaration shall include:

         (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each offer in rendering the Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with, and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "OTS" has the meaning set forth in paragraph 3 of Annex I.

         "Paying Agent" has the meaning specified in Section 6.2.


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         "Person" means a legal person,  including any individual,  corporation, estate, partnership,  joint venture,  association,  joint stock company, limited liability  company,  trust,  unincorporated  association,  or  government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Property Account" has the meaning set forth in Section 2.8(c).

         "Pro Rata" has the meaning set forth in paragraph 8 of Annex I.

         "Purchase Agreement" means the Purchase Agreement relating to the purchase and sale of Capital Securities in the form of Exhibit C.

         "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

         "Redemption  Date" has the meaning set forth in paragraph 4(a) of Annex
I.

         "Redemption/Distribution Notice" has the meaning set forth in paragraph
4(f) of Annex I.

         "Redemption Price" has the meaning set forth in paragraph 4(a) of Annex
I.

         "Registrar" has the meaning set forth in Section 6.2.

         "Responsible Officer" means, with respect to the Institutional Trustee or Delaware Trustee, any officer within the Corporate Trust Office of the Institutional Trustee or Delaware Trustee with direct responsibility for the administration of this Declaration, including any vice-president, any assistant vice president, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Institutional Trustee or Delaware Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Restricted  Securities  Legend"  has the  meaning set forth in Section
8.2(b).

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

         "Rule 3a-7" means Rule 3a-7 under the Investment Company Act.

         "Securities" means the Common Securities and the Capital Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Special Event" has the meaning set forth in paragraph 4(a) of Annex I.

         "Special Redemption Date" has the meaning set forth in paragraph 4(a) of Annex I.

         "Special Redemption Price" has the meaning set forth in paragraph 4(a) of Annex 1.

         "Sponsor" means Southcoast Financial Corporation, a South Carolina corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Successor Entity" has the meaning set forth in Section 2.14(b).



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         "Successor  Institutional Trustee" has the meaning set forth in Section
4.5(a).

         "Successor  Delaware  Trustee"  has the  meaning  set forth in  Section
4.5(a).

         "Successor Securities" has the meaning set forth in Section 2.14(b).

         "Super  Majority" has the meaning set forth in paragraph  5(b) of Annex
I.

         "Tax Event" has the meaning set forth in paragraph 4(a) of Annex I.

         "10% in liquidation amount of the Securities" means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding
Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid
Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "3-Month LIBOR" has the meaning set forth in paragraph 4(a) of Annex I.

         "Transfer Agent" has the meaning set forth in Section 6.2.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United
States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to the trusts of this Declaration.

         "Trustees" means, collectively, the Institutional Trustee, the Delaware
Trustee and the Administrative Trustees.

         "U.S.  Person"  means a United  States  Person as  defined  in  Section
7701(a)(30) of the Code.

                                   ARTICLE II

                                  ORGANIZATION

         Section 2.1 Name. The Trust is named "Southcoast Capital Trust I" as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of the Securities and to the other
Trustees. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

         Section 2.2 Office. The address of the principal office of the Trust is c/o Wells Fargo Bank, National Association, 210 North University Drive, Coral
Springs, FL 33071, Attention: Manager-Corporate Trust Administration. On at least 10 Business Days written notice to the Holders of the Securities and the Delaware Trustee, the Administrative Trustees may designate another principal office, which shall be in a state of the United States or in the District of Columbia.

         Section 2.3 Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities representing undivided beneficial


                                       7
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interests in the assets of the Trust, (b) to invest the gross proceeds from such sale to acquire the  Debentures,  (c) to  facilitate  direct  investment  in the assets of the Trust through  issuance of the Common  Securities  and the Capital
Securities and (d) except as otherwise  limited herein,  to engage in only those other  activities  necessary or incidental  thereto.  The Trust shall not borrow money,  issue debt or reinvest proceeds derived from investments,  pledge any of its assets,  or otherwise  undertake (or permit to be  undertaken)  any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.  It is the intention of the parties hereto that the Trust created hereby constitutes a statutory business trust under Chapter 38 of Title 12 of the Business  Trust Act and that this  document  constitutes  the governing instrument of the Trust.

         Section 2.4 Authority. The Sponsor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The
Institutional Trustee hereby declares that it shall hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Holders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Institutional Trustee or the Administrative
Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act.

         Section  2.5 Title to  Property  of the Trust.  Except as  provided  in
Section 2.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         Section 2.6 Authorization to Enter into Certain Transactions..

         (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions
(i) and (ii), the Institutional Trustee and the Administrative Trustees shall have the authority to enter into all transactions and agreements determined by the Administrative Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Institutional Trustee or the Administrative Trustees, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                  (i) As among the Trustees, each Administrative Trustee, acting singly or jointly, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                           (A) the issuance and sale of the Securities;

                           (B) to cause the Trust to enter into,  and to execute
                  and deliver on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including agreements with the Paying
                  Agent;

                           (C) ensuring compliance with the Securities Act, applicable state securities or blue sky laws;

                           (D) the  sending of notices  (other  than  notices of
                  default),  and other information  regarding the Securities and
                  the  Debentures  to  the  Holders  in  accordance   with  this
                  Declaration;



                                       8

                           (E) the appointment of a Paying Agent, Transfer Agent
                  and Registrar in accordance with this Declaration;

                           (F) execution and delivery of the Securities in accordance with this Declaration;

                           (G) execution and delivery of closing certificates pursuant to the Purchase Agreement and the application for a taxpayer identification number;

                           (H) unless  otherwise  determined by the Holders of a
                  Majority in liquidation amount of the Securities or as otherwise required by the Business Trust Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Declaration;

                           (I) the taking of any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                           (J) to  establish a record  date with  respect to all
                  actions to be taken hereunder that require a record date be established, including Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates; and

                           (K) to duly  prepare  and  file  all  applicable  tax
                  returns and tax information reports that are required to be filed with respect to the Trust on behalf of the Trust.

                           (L) to the extent provided in this  Declaration,  the
                  winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware.

                           (M) to take all action that may be necessary  for the
                  preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of each jurisdiction (other than Delaware) in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created.

                  (ii) As among the Trustees, the Institutional Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                           (A) the establishment of the Property Account;

                           (B) the receipt of the Debentures;

                           (C) the  collection  of interest,  principal  and any
                  other payments made in respect of the Debentures in the Property Account;

                           (D) the  distribution  through  the  Paying  Agent of
                  amounts owed to the Holders in respect of the Securities;

                           (E) the  exercise  of all of the  rights,  powers and
                  privileges of a holder of the Debentures;

                           (F) the  sending  of  notices  of  default  and other
                  information regarding the Securities and the Debentures to the Holders in accordance with this Declaration;

                           (G)  the   distribution  of  the  Trust  Property  in
                  accordance with the terms of this Declaration;

                           (H) to the extent provided in this  Declaration,  the
                  winding up of the affairs of and liquidation of the Trust;

                           (I) after any Event of  Default  (provided  that such
                  Event of Default is not by or with respect to the Institutional Trustee) the taking of any action incidental to the foregoing as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder); and

                           (J) to take all action that may be necessary  for the
                  preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created.

                  (iii) The Institutional Trustee shall have the power and authority to act on behalf of the Trust with respect to any of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.6(a)(i)(D), (E) and (F) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall be fully protected in so acting; and in the event of a conflict between the action of the Administrative Trustees and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

         (b) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Institutional and Administrative Trustees may not cause the Trust to (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would reasonably be expected (x) to cause (or in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer, would cause) the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes or (y) to require (or in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer, would require) the trust to register as an Investment Company under the Investment Company Act, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the Trust Property. The Administrative Trustees shall, at the sole cost and expense of the Trust, defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

         (c) In connection with the issuance and sale of the Capital Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                  (i) the taking of any action necessary to obtain an exemption from the Securities Act;

                  (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Capital Securities;

                  (iii) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Capital Securities; and

                  (iv) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

         (d) Notwithstanding anything herein to the contrary, the Administrative Trustees and the Holders of a Majority in liquidation amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not (i) be deemed to be an Investment Company required to be registered under the Investment Company Act, and (ii) fail to be classified as a "grantor trust" for United States federal income tax purposes. The Administrative Trustees and the Holders of a Majority in liquidation amount of the Common Securities shall not take any action inconsistent with the treatment of the Debentures as indebtedness of the Debenture Issuer for United States federal income tax purposes. In this connection, the Administrative Trustees and the Holders of a Majority in liquidation amount of the Common Securities are authorized to take any action, not inconsistent with applicable laws, the Certificate of Trust or this Declaration, as amended from time to time, that each of the Administrative Trustees and the Holders of a Majority in liquidation amount of the Common Securities determines in their discretion to be necessary or desirable for such purposes.

         (e) All expenses incurred by the Trustees pursuant to this Section 2.6 shall be reimbursed by the Sponsor, and the Trustees shall have no obligations with respect to such expenses.

         (f) The assets of the Trust shall consist of the Trust Property.

         (g) Except as provided in Section 2.5, legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee for the benefit of the Trust in accordance with this Declaration.

         (h) If any Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Declaration and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Trustee or to such Holder, then and in every such case the Sponsor, the Trustees and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustees and the Holders shall continue as though no such proceeding had been instituted.

         Section 2.7 Prohibition of Actions by the Trust and the Administrative Trustees.

         (a) The Trust shall not, and the Administrative Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Administrative Trustees shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of the Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust Property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever other than as expressly provided herein;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                  (vii) carry on any "trade or business" as that phrase is used in the Code; or

                  (viii) other than as provided in this Declaration (including Annex I), (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or
         (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause the Trust to cease to be classified as a "grantor trust" for United States federal income tax purposes.

         Section 2.8 Powers and Duties of the Institutional Trustee.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with
Section 4.5. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees.

         (c) The Institutional Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Institutional Trustee, and maintained in the Institutional Trustee's trust department, on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Property Account and make payments, or cause the Paying Agent to make payments, to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with Section 5.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain circumstances pursuant to the terms of the Securities.

         (d) The Institutional Trustee, at the expense of the Trust, may bring or defend, pay, collect, compromise, arbitrate, resort to legal action with respect to, or otherwise adjust claims or demands of or against, the Trust ("Legal Action") which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or arises out of the Institutional Trustee's duties and obligations under this Declaration; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of the Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of the Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of the Capital Securities in such Direct Action; provided, however, that no Holder of the Common Securities may exercise such right of subrogation so long as an Event of Default with respect to the Capital Securities has occurred and is continuing.

         (e) The Institutional Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of the Securities pursuant to the terms of the Securities and this Declaration; or

                  (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 4.5.

         (f) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a Holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Institutional Trustee may, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Declaration (including Annex I) and the terms of the Securities.

         Section 2.9 Certain Duties and Responsibilities of the Institutional Trustee and Administrative Trustees .

         (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 6.7), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) The duties and responsibilities of the Institutional Trustee and the Administrative Trustees shall be as provided by this Declaration and no implied duties or responsibilities shall be read into this Declaration against the Institutional Trustee or the Administrative Trustees. Notwithstanding the foregoing, no provision of this Declaration shall require the Institutional Trustee or the Administrative Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Institutional Trustee or the Administrative Trustees shall be subject to the provisions of this Article. Nothing in this Declaration shall be construed to relieve an Administrative Trustee or the Institutional Trustee from liability for its own negligent act, its own negligent failure to act, or its own willful misconduct; provided, however, under no circumstance shall the Institutional Trustee be liable for indirect or consequential damages. To the extent that, at law or in equity, the Institutional Trustee or an Administrative Trustee has duties and liabilities relating to the Trust or to the Holders, the Institutional Trustee or such Administrative Trustee shall not be liable to the Trust or to any Holder for the Institutional Trustee's or such Administrative Trustee's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrative Trustees or the Institutional Trustee
otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Administrative Trustees or the Institutional Trustee.

         (c) All payments made by the Institutional Trustee or a Paying Agent in respect of the Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Institutional Trustee or the Administrative Trustees are not personally liable to it for any amount distributable in respect of any Security or for any other liability in respect of any Security. This Section 2.9(c) does not limit the liability of the Institutional Trustee expressly set forth elsewhere in this Declaration.

         (d) The Institutional Trustee shall not be liable for its own acts or omissions hereunder except as a result of its own negligent action, its own negligent failure to act, or its own willful misconduct (provided, however, under no circumstance shall the Institutional Trustee be liable for indirect or consequential damages), except that:

                  (i) the Institutional Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Capital Securities or the Common Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                  (iii) the Institutional Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its fiduciary accounts generally, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration;

                  (iv) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Institutional Trustee pursuant to Section 2.8(c)(i) and except to the extent otherwise required by law; and

                  (v) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

         Section 2.10 Certain Rights of Institutional Trustee. Subject to the provisions of Section 2.9:

         (a) the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, opinion of counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (b) if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Capital Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee may deliver a notice to the Sponsor requesting the Sponsor's written instructions as to the course of action to be taken and the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee shall be instructed in writing, in which event the Institutional Trustee shall have no liability for taking any action or refraining from taking any action if done in accordance with such instructions;

         (c) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

         (d)  whenever  in  the   administration   of  this   Declaration,   the
Institutional Trustee shall deem it desirable that a matter be proved or established before undertaking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may request and conclusively rely upon an Officers' Certificate as to factual matters which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

         (e) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

         (f) the Institutional Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

         (g) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, that nothing contained in this Section 2.10(g) shall be taken to relieve the Institutional Trustee, subject to section 2.9(b), upon the occurrence of an Event of Default (that has not been cured or waived), to exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

         (h) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

         (i) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

         (j) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Institutional Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Capital Securities as would be entitled to direct the Institutional Trustee under the terms of the Capital Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

         (k) when the Institutional Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

         (l) the Institutional Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Institutional Trustee obtains actual knowledge of such event or the Institutional Trustee receives written notice of such event from any Holder, the Sponsor or the Debenture Trustee;

         (m) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action; and

         (n) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

         Section 2.11 Execution of Documents. Except as otherwise required by the Business Trust Act, the Institutional Trustee, or any one or more of the Administrative Trustees, as the case may be, is authorized to execute on behalf of the Trust any documents that the Institutional Trustee or any one or more of the Administrative Trustees, as the case may be, have the power and authority to execute pursuant to Section 2.6.

         Section 2.12 Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Institutional Trustee does not assume any responsibility for their correctness. The Institutional Trustee makes no representations as to the value or condition of the property of the Trust or any part thereof. The Institutional Trustee makes no representations as to the validity or sufficiency of this Declaration, the Debentures or the Securities.

         Section 2.13 Duration of Trust. The Trust, unless earlier dissolved pursuant to the provisions of Article VII hereof, shall be in existence for 35 years from the Closing Date.

         Section 2.14 Mergers.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 2.14(b) and (c) and except in connection with the liquidation of the Trust and the distribution of the Debentures to Holders of Securities pursuant to Section 7.l(a)(iv) of the Declaration or Section 4 of Annex I.

         (b) The Trust may, with the consent of the Institutional Trustee and without the consent of the Holders of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state; provided that:

                  (i) if the Trust is not the surviving entity, such successor entity (the "Successor Entity") either:

                           (A) expressly  assumes all of the  obligations of the
                  Trust under the Securities; or

                           (B) substitutes for the Securities  other  securities
                  having substantially the same terms as the Securities (the "Successor Securities") so that the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon Liquidation, redemption and otherwise;

                  (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

                  (iii) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect;

                  (iv) to the extent applicable, the Institutional Trustee receives written confirmation from Moody's Investor Services, Inc. or any other nationally recognized statistical rating organization that rates securities issued by the initial purchaser of the Capital Securities that it will not reduce or withdraw the rating of any such securities because of such merger, conversion, consolidation, amalgamation or replacement;

                  (v)  such  Successor   Entity  has  a  purpose   substantially
         identical to that of the Trust;

                  (vi) prior to such merger, consolidation, amalgamation or replacement, the Trust has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect;

                           (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                           (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a "grantor trust" for United States federal income tax purposes;

                  (vii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee;

                  (viii) the Sponsor owns 100% of the common securities of any Successor Entity; and

                  (ix) prior to such merger, consolidation, amalgamation or replacement, the Institutional Trustee shall have received an Officers' Certificate of the Administrative Trustees and an opinion of counsel, each to the effect that all conditions precedent under this Section 2.14(b) to such transaction have been satisfied.

         (c) Notwithstanding Section 2.14(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                  ARTICLE III

                                     SPONSOR

         Section 3.1 Sponsor's Purchase of Common Securities. On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

         Section 3.2 Responsibilities of the Sponsor. In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in, or direct the Administrative Trustees to engage in, the following activities:

         (a) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States; and

         (b) to negotiate the terms of and/or execute on behalf of the Trust, the Purchase Agreement and other related agreements providing for the sale of the Capital Securities.

         Section 3.3 Expenses. In connection with the offering, sale and issuance of the Debentures to the Trust and in connection with the sale of the Securities by the Trust, the Sponsor, in its capacity as Debenture Issuer, shall:

         (a) pay all reasonable costs and expenses relating to the offering, sale and issuance of the Debentures, including compensation of the Debenture Trustee under the Indenture in accordance with the provisions of the Indenture;

         (b) be responsible for and shall pay all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust), the offering, sale and issuance of the Securities (including fees to the placement agents in connection therewith), the fees and expenses (including reasonable counsel fees and expenses) of the Institutional Trustee, the Delaware Trustee and the Administrative Trustees, the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agents, Registrars, Transfer Agents, duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Institutional Trustee of the rights of the Holders; and

         (c) to pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

         The Sponsor's obligations under this Section 3.3 shall be for the benefit of, and shall be enforceable by, any Person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 3.3 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 3.3.



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

         Section 3.4 Right to Proceed. The Sponsor acknowledges the rights of Holders to institute a Direct Action as set forth in Section 2.8(d) hereto.

                                   ARTICLE IV

                                    TRUSTEES

         Section 4.1 Number of Trustees.

         The number of Trustees initially shall be five (5), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Securities voting separately as a class at a meeting of the Holders of the Common Securities and the Capital Securities; provided however, that the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee shall be the Delaware Trustee, (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor; and (3) one Trustee shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

         Section 4.2 Delaware Trustee.

         If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

         (a) a natural person who is a resident of the State of Delaware, or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law.

         The initial Delaware Trustee shall be Wells Fargo Delaware Trust Company, a Delaware corporation.

         Section 4.3 Institutional Trustee; Eligibility.

         (a) There shall at all times be one Institutional Trustee which shall:

                  (i) not be an Affiliate of the Sponsor,

                  (ii) not offer or provide credit or credit enhancement to the Trust; and

                  (iii) be a banking corporation or trust company organized and doing business under the laws of the United States of America or any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000.00), and subject to supervision or examination by Federal, state, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 4.3(a)(iii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 4.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 4.5(a).

         (c) If the Institutional Trustee has or shall acquire any "`conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this Declaration.

         (d) The initial Institutional Trustee shall be Wells Fargo Bank, National Association.

         Section 4.4 Administrative Trustees.

         (a) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

         (b) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 2.6(a)(i).

         (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to
Section 2.6(a)(i).

         Section 4.5 Appointment, Removal and Resignation of Institutional Trustee, Delaware Trustee and Administrative Trustees.

         (a) Notwithstanding anything to the contrary in this Declaration, no resignation or removal of the Institutional Trustee or the Delaware Trustee and no appointment of a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be, pursuant to this Article shall become effective until the acceptance of appointment by the Successor Institutional Trustee or Successor Delaware Trustee, as the case may be, in accordance with the applicable requirements of this Section 4.5.

         Subject to the immediately preceding paragraph, the Institutional Trustee or the Delaware Trustee, as the case may be, may resign at any time by giving written notice thereof to the Holders of the Securities and by appointing a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be. Upon the resignation of the Institutional Trustee, the Institutional Trustee shall appoint a Successor by requesting from at least three Persons meeting the eligibility requirements, its expenses and charges to serve as the Successor Institutional Trustee on a form provided by the Administrative Trustees, and selecting the Person who agrees to the lowest expenses and charges (the "Successor Institutional Trustee"). Upon the resignation of the Delaware Trustee, the Delaware Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements, its expenses and charges to serve as the Successor Delaware Trustee on a form provided by the Administrative Trustees, and selecting the Person who agrees to the lowest expenses and charges (the "Successor Delaware Trustee"). Notwithstanding the foregoing, the Delaware Trustee may resign at any time and appoint a single Successor Delaware Trustee that is an Affiliate of the Institutional Trustee and otherwise meets the eligibility requirements set forth in Section 4.2, which Successor Delaware Trustee shall be deemed to be acceptable in all respects for purposes of this Declaration and the transactions contemplated hereby. If the instrument of acceptance by the Successor Institutional Trustee or Successor

Delaware Trustee, as the case may be, required by this Section 4.5 shall not have been delivered to the Institutional Trustee or the Delaware Trustee, as the case may be, within 45 days after the giving of such notice of resignation or delivery of the instrument of removal, the Institutional Trustee or the Delaware Trustee, as the case may be, may petition, at the expense of the Trust, any Federal, state or District of Columbia court of competent jurisdiction for the appointment of a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be. The Institutional Trustee and the Delaware Trustee shall have no liability for the selection of such successor pursuant to this Section 4.5.

         (b) The Institutional Trustee may be removed by the act of the Holders of a Majority in liquidation amount of the Capital Securities, delivered to the Institutional Trustee (in its individual capacity and on behalf of the Trust) if an Event of Default shall have occurred and be continuing. If the Institutional Trustee shall be so removed, the Holders of Capital Securities, by act of the Holders of a Majority in liquidation amount of the Capital Securities then outstanding delivered to the Institutional Trustee, shall promptly appoint a Successor Institutional Trustee, and such Successor Institutional Trustee shall comply with the applicable requirements of this Section 4.5. If no Successor Institutional Trustee shall have been so appointed by the Holders of a Majority in liquidation amount of the Capital Securities and accepted appointment in the manner required by this Section 4.5, within 30 days after delivery of an instrument of removal, any Holder who has been a Holder of the Securities for at least 6 months may, on behalf of himself and all others similarly situated, or the Institutional Trustee may, petition any Federal, state or District of Columbia court of competent jurisdiction for the appointment of the Successor Institutional Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Institutional Trustee.

         The Institutional Trustee shall give notice of its resignation and removal and each appointment of a Successor Institutional Trustee to all Holders in the manner provided in Section 13.1 and shall give notice to the Sponsor. Each notice shall include the name of the Successor Institutional Trustee and the address of its Corporate Trust Office.

         In case  of the  appointment  hereunder  of a  Successor  Institutional
Trustee, the retiring Institutional Trustee and the Successor Institutional Trustee shall execute and deliver an amendment hereto wherein the Successor Institutional Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the Successor Institutional Trustee all the rights, powers, trusts and duties of the retiring Institutional Trustee with respect to the Securities and the Trust and (ii) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Institutional Trustee, it being understood that nothing herein or in such amendment shall constitute such Institutional Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Institutional Trustee shall become effective to the extent provided therein and each Successor Institutional Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Institutional Trustee; but, on request of the Trust or any Successor Institutional Trustee such retiring Institutional Trustee shall duly assign, transfer and deliver to such Successor Institutional Trustee all Trust Property, all proceeds thereof and money held by such retiring Institutional Trustee hereunder with respect to the Securities and the Trust.

         No Institutional Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee.

         (c) The Delaware Trustee may be removed by the Sponsor. If the Delaware Trustee shall be so removed, the Sponsor shall promptly appoint a Successor Delaware Trustee, and such Successor Delaware Trustee shall comply with the applicable requirements of this Section 4.5. If no Successor Delaware Trustee shall have been so appointed by the Sponsor and accepted appointment in the manner required by this Section 4.5, within 30 days after delivery of an instrument of removal, any Holder who has been a Holder of the Securities for at least 6 months may, on behalf of himself and all others similarly situated, or the Delaware Trustee may, petition any Federal, state or District of Columbia court of competent jurisdiction for the appointment of the Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Delaware Trustee. Notwithstanding the foregoing, the Institutional Trustee may remove the Delaware Trustee at any time and shall promptly appoint a Successor Delaware Trustee that is an Affiliate of the Institutional Trustee and otherwise meets the eligibility requirements set forth in Section 4.2, which Successor Delaware Trustee shall be deemed to be acceptable in all respects for purposes of this Declaration and the transactions contemplated hereby.

         The Delaware Trustee shall give notice of its resignation or removal and each appointment of a Successor Delaware Trustee to all Holders and the Institutional Trustee in the manner provided in Section 13.1 and shall give notice to the Sponsor. Each notice shall include the name of the Successor Delaware Trustee and the address of its Delaware office.

         In case of the appointment hereunder of a Successor Delaware Trustee, the retiring Delaware Trustee and the Successor Delaware Trustee shall execute and deliver an amendment hereto wherein the Successor Delaware Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the Successor Delaware Trustee all the rights, powers, trusts and duties of the retiring Delaware Trustee with respect to the Securities and the Trust and, to the extent necessary, the Successor Delaware Trustee shall file an amended Certificate of Trust.

         No Delaware Trustee shall be liable for the acts or omissions to act of any Successor Delaware Trustee.

         (d) The Holders of the Capital Securities will have no right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Holder of the Common Securities.

         Section 4.6 Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 4.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 4.5.

         Section 4.7 Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust or terminate this Declaration.

         Section 4.8 Meetings of the Institutional Trustee and the Administrative Trustees. If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held in person in the United States or by telephone, at a place (if applicable) and time fixed by resolution of the Administrative Trustees.

Notice of any in-person meetings of the Institutional Trustee with the Administrative Trustees or meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Institutional Trustee with the Administrative Trustees or meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of the Institutional Trustee or an Administrative Trustee, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where the Institutional Trustee or the Administrative Trustee, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the grounds that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Institutional Trustee or the Administrative Trustees, as the case may be, may be taken at a meeting by a vote of the Institutional Trustee or a majority vote of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Institutional Trustee or the Administrative Trustees. Meetings of the Institutional Trustee and the Administrative Trustees together shall be held from time to time upon the call of the Institutional Trustee or an Administrative Trustee.

         Section 4.9 Delegation of Power.

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 that is a U.S. Person his or her power for the purpose of executing any documents contemplated in Section 2.6; and

         (b) the Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         Section 4.10 Conversion, Consolidation or Succession to Business. Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, either shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE V

                                  DISTRIBUTIONS

         Section 5.1 Distributions. Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of Interest or any principal on the Debentures held by the Institutional Trustee, the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of such amounts to Holders.

                                   ARTICLE VI

                             ISSUANCE OF SECURITIES

         Section 6.1 General Provisions Regarding Securities.

         (a) The Administrative Trustees shall, on behalf of the Trust, issue one series of capital securities substantially in the form of Exhibit A-l representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I and one series of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities. The Capital Securities rank pari passu to, and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities as set forth in Annex I.

         (b) The Certificates shall be signed on behalf of the Trust by one or more Administrative Trustees. Such signature shall be the facsimile or manual signature of any Administrative Trustee. In case any Administrative Trustee who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee, and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be an Administrative Trustee, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee. A Capital Security shall not be valid until authenticated by the facsimile or manual signature of an Authorized Officer of the Institutional Trustee. Such signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration. Upon written order of the Trust signed by one Administrative Trustee, the Institutional Trustee shall authenticate the Capital Securities for original issue. The Institutional Trustee may appoint an authenticating agent that is a U.S. Person acceptable to the Trust to authenticate the Capital
Securities.   A  Common  Security  need  not  be  so   authenticated.

         (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

         (e) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the Guarantee.

         Section 6.2 Paying Agent, Transfer Agent and Registrar. The Trust shall maintain in New York City, New York, an office or agency where the Capital Securities may be presented for payment ("Paying Agent"), and an office or agency where Securities may be presented for registration of transfer or exchange (the "Transfer Agent"). The Trust shall keep or cause to be kept at such office or agency a register for the purpose of registering Securities, transfers and exchanges of Securities, such register to be held by a registrar (the "Registrar"). The Administrative Trustees may appoint the Paying Agent, the Registrar and the Transfer Agent and may appoint one or more additional Paying Agents or one or more co-Registrars, or one or more co-Transfer Agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent, the term "Registrar" includes any additional registrar or co-Registrar and the term "Transfer Agent" includes any additional transfer agent. The Administrative Trustees may change any Paying Agent, Transfer Agent or Registrar at any time without prior notice to any Holder. The Administrative Trustees shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Administrative Trustees hereby initially appoint the Institutional Trustee to act as Paying Agent, Transfer Agent and Registrar for the Capital Securities and the Common Securities. The Institutional Trustee or any of its Affiliates in the United States may act as Paying Agent, Transfer Agent or Registrar.

         Section 6.3 Form and Dating. The Capital Securities and the Institutional Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A-l, and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as conclusively evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-l to the Institutional Trustee in writing. Each Capital Security shall be dated on or before the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Administrative Trustees and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. Capital Securities will be issued only in blocks having a stated liquidation amount of not less than $100,000.00 and any multiple of $1,000.00 in excess thereof.

         The Capital Securities are being offered and sold by the Trust pursuant to the Purchase Agreement in definitive, registered form without coupons and with the Restricted Securities Legend.

         Section 6.4 Mutilated, Destroyed, Lost or Stolen Certificates.

If:

         (a) any mutilated Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Registrar, the Administrative Trustees and the Institutional Trustee such security or indemnity as may be required by them to keep each of them harmless;

then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, an Administrative Trustee on behalf of the Trust shall execute (and in the case of a Capital Security Certificate, the Institutional Trustee shall authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 6.4, the Registrar or the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 6.5 Temporary Securities. Until definitive Securities are ready for delivery, the Administrative Trustees may prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate, temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Administrative Trustees consider appropriate for temporary Securities. Without unreasonable delay, the Administrative Trustees shall prepare and execute and, in the case of the Capital Securities, the Institutional Trustee shall authenticate, definitive Securities in exchange for temporary Securities.

         Section 6.6 Cancellation. The Administrative Trustees at any time may deliver Securities to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any Securities surrendered to it for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all Securities surrendered for registration of transfer, payment, replacement or cancellation and shall dispose of such canceled Securities as the Administrative Trustees direct. The Administrative Trustees may not issue new Securities to replace Securities that have been paid or that have been delivered to the Institutional Trustee for cancellation.

         Section 6.7 Rights of Holders; Waivers of Past Defaults.

         (a) The legal title to the Trust Property is vested exclusively in the Institutional Trustee (in its capacity as such) in accordance with Section 2.5, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Securities shall have no preemptive or similar rights.

         (b) For so long as any Capital Securities remain outstanding, if upon an Indenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of a Majority in liquidation amount of the Capital Securities then outstanding shall have the right to make such declaration by a notice in writing to the Institutional Trustee, the Sponsor and the Debenture Trustee.

         At any time after a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, if the Institutional Trustee fails to annul any such declaration and waive such default, the Holders of a Majority in liquidation amount of the Capital Securities, by written notice to the Institutional Trustee, the Sponsor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Debenture Issuer has paid or deposited with the Debenture Trustee a sum sufficient to pay

                           (A) all  overdue  installments  of interest on all of
                  the Debentures,

                           (B) any  accrued  Additional  Interest  on all of the
                  Debentures,

                           (C) the  principal of (and  premium,  if any, on) any
                  Debentures  that  have  become  due  otherwise  than  by  such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Debentures, and

                           (D) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Institutional Trustee, their agents and counsel; and

                  (ii) all Events of Default with respect to the Debentures, other than the nonpayment of the principal of the Debentures that has become due solely by such acceleration, have been cured or waived as provided in Section 5.7 of the Indenture.

         The Holders of at least a Majority in liquidation amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default or Event of Default, except a default or Event of Default in the payment of principal or interest (unless such default or Event of Default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default or Event of Default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Institutional Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Capital Securities, a record date shall be established for determining Holders of outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Institutional Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 6.7.

         (c) Except as  otherwise  provided  in  paragraphs  (a) and (b) of this
Section 6.7, the Holders of at least a Majority in liquidation amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                                  ARTICLE VII

                      DISSOLUTION AND TERMINATION OF TRUST

         Section 7.1 Dissolution and Termination of Trust.

         (a) The Trust shall dissolve on the first to occur of:

                  (i) unless earlier dissolved, on May 3, 2037, the expiration of the term of the Trust;

                  (ii) upon a Bankruptcy Event with respect to the Sponsor, the Trust or the Debenture Issuer;

                  (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Guarantee, as the case may be) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, upon the consent of Holders of a Majority in liquidation amount of the Securities voting together as a single class to file a certificate of cancellation with respect to the Trust or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iv) upon the distribution of the Debentures to the Holders of the Securities;

                  (v) upon exercise of the right of the Holder of all of the outstanding Common Securities to dissolve the Trust as provided in Annex I hereto;

                  (vi) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor, the Trust or the Debenture Issuer;

                  (vii) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities; or

                  (viii) before the issuance of any Securities, with the consent of the Institutional Trustee and the Sponsor.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 7.1(a), and after satisfaction of liabilities to creditors of the Trust as required by applicable law, including of the Business Trust Act, and subject to the terms set forth in Annex I, the Administrative Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

         (c) The provisions of Section 2.9 and Article IX shall survive the termination of the Trust.

                                  ARTICLE VIII

                              TRANSFER OF INTERESTS

         Section 8.1 General.

         (a) Subject to Section 8.1(c), where Capital Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Capital Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfer and exchanges, the Trust shall issue and the Institutional Trustee shall authenticate Capital Securities at the Registrar's request.

         (b) Upon issuance of the Common Securities, the Sponsor shall acquire and, to the fullest extent permitted by applicable law, retain beneficial and record ownership of the Common Securities and for so long as the Securities remain outstanding, the Sponsor shall maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Sponsor, in its capacity as Debenture Issuer, under the Indenture that is a U.S. Person may succeed to the Sponsor's ownership of the Common Securities.

         (c) Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by applicable law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such transferee shall be deemed not to be the holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

         (d) The Registrar shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Registrar shall cause one or more new Securities of the same tenor to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Institutional Trustee pursuant to Section 6.6. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

         (e) The Trust shall not be required (i) to issue, register the transfer of, or exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Securities to be redeemed, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Section 8.2 Transfer Procedures and Restrictions.

         (a) The Capital Securities shall bear the Restricted Securities Legend, which shall not be removed unless there is delivered to the Trust such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Trust, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act. Upon provision of such satisfactory evidence, the Institutional Trustee, at the written direction of the Trust, shall authenticate and deliver Capital Securities that do not bear the legend.

         (b) Except as permitted by Section 8.2(a), each Capital Security shall bear a legend (the "Restricted Securities Legend") in substantially the following form and a Capital Security shall not be transferred except in compliance with such legend, unless otherwise determined by the Sponsor, upon the advice of counsel expert in securities law, in accordance with applicable law:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE SPONSOR OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SPONSOR'S AND THE TRUST'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE SPONSOR OR THE TRUST. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE


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

                  BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THE SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR
                  SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY
                  INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
                  SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

                  THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000.00 (100 SECURITIES) AND MULTIPLES OF $1,000.00 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000.00 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER.

                  THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

         (c) To permit registrations of transfers and exchanges, the Trust shall execute and the Institutional Trustee shall authenticate Capital Securities at the Registrar's request.

         (d) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Registrar or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

         (e) All Capital Securities issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such registration of transfer or exchange.

         Section 8.3 Deemed Security Holders. The Trust, the Administrative Trustees, the Institutional Trustee, the Paying Agent, the Transfer Agent or the


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Registrar may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Administrative Trustees, the Institutional Trustee, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

                                   ARTICLE IX

                      LIMITATION OF LIABILITY OF HOLDERS OF
                         SECURITIES, TRUSTEES OR OTHERS

         Section 9.1 Liability.

         (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

                  (ii) required to pay to the Trust or to any Holder of the Securities any deficit upon dissolution of the Trust or otherwise.

         (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         Section 9.2 Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions; provided, however, under no circumstance shall the Institutional Trustee be liable for incidental or consequential damages.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

         Section 9.3 Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

         (b) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         Section 9.4 Indemnification.

         (a) The Sponsor shall indemnify, to the fullest extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) arising out of or in connection with the acceptance or administration of this Declaration by reason of the fact that he is or was an Indemnified Person against expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding except to the extent such expenses, judgments, fines and amounts paid in settlement are caused by such Indemnified Person's failure to act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, except to the extent such Indemnified Person had reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) The Sponsor shall indemnify, to the fullest extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor arising out of or in connection with the acceptance or administration of this Declaration by reason of the fact that he is or was an Indemnified Person against expenses (including reasonable attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit except to the extent any such expenses are caused by such Indemnified Person's failure to act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; provided, however, that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the court in which such action or suit was brought shall


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

determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         (c) To the extent that an Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 9.4, or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection therewith.

         (d) Any  indemnification of an Administrative  Trustee under paragraphs
(a) and (b) of this Section 9.4 (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and
(b). Such determination shall be made (i) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (iii) by the Common Security Holder of the Trust.

         (e) To the fullest extent permitted by law, expenses (including reasonable attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 9.4 shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4. Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (x) in the case of a Company Indemnified Person (i) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Indemnified Person did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe his conduct was unlawful or
(y) in the case of a Fiduciary Indemnified Person, by independent legal counsel in a written opinion that, based upon the facts known to the counsel at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Indemnified Person either believed to be opposed to or did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe his conduct was unlawful in no event shall any advance be made
(xx) to a Company Indemnified Person in instances where the Administrative Trustees, independent legal counsel or the Common Security Holder reasonably determine that such Indemnified Person deliberately breached his duty to the Trust or its Common or Capital Security Holders or (yy) to a Fiduciary Indemnified Person in instances where independent legal counsel promptly and reasonably determines in a written opinion that such Person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

         (f) The Institutional Trustee and the Delaware Trustee, at the sole cost and expense of the Sponsor, each retains the right to representation by counsel of its own choosing in any action, suit or any other proceeding for


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

which it is indemnified under paragraphs (a) and (b) of this Section 9.4, without affecting its right to indemnification hereunder or waiving any rights afforded to it under this Declaration or applicable law.

         (g) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4 shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4 shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section 9.4 is in effect. Any repeal or modification of this Section 9.4 shall not affect any rights or obligations then existing.

         (h) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 9.4.

         (i) For purposes of this Section 9.4, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section
9.4 with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

         (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4 shall, unless otherwise provided when authorized or ratified, (i) continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person; and (ii) survive the termination or expiration of this Declaration or the earlier removal or resignation of an Indemnified Person.

         Section 9.5 Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor, the Delaware Trustee or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.



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

         Section 9.6 Compensation; Fee. The Sponsor agrees:

         (a) to pay to the Institutional Trustee and the Delaware Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

         (b) except as otherwise expressly provided herein, to reimburse the Institutional Trustee and the Delaware Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Institutional Trustee and the Delaware Trustee in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct.

         The provisions of this Section 9.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of the Institutional Trustee and the Delaware Trustee.

         No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 9.6.

                                   ARTICLE X

                                   ACCOUNTING

         Section 10.1 Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         Section 10.2 Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained, at the Sponsor's expense, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

         (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities Form 1099 or such other annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (c) The Administrative Trustees, at the Sponsor's expense, shall cause to be duly prepared at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

         Section 10.3 Banking. The Trust shall maintain in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts (including the Property Account) shall be designated by the Institutional Trustee.

         Section 10.4 Withholding. The Institutional Trustee or any Paying Agent and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Institutional Trustee or any Paying Agent shall request, and each Holder shall provide to the Institutional Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to the Holder, and any representations and forms as shall reasonably be requested by the Institutional Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Institutional Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Institutional Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XI

                             AMENDMENTS AND MEETINGS

         Section 11.1 Amendments.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                  (i) the  Administrative  Trustees  (or, if there are more than
         two   Administrative   Trustees,   a  majority  of  the  Administrative
         Trustees);

                  (ii) if the  amendment  affects  the rights,  powers,  duties,
         obligations,   limitations   of   liability,   or   immunities  of  the
         Institutional Trustee, the Institutional Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations, limitations of liability, or immunities of the Delaware Trustee, the Delaware Trustee.

         (b) Notwithstanding any other provision of this Article XI, an amendment may be made, and any such purported amendment shall be valid and effective only if:

                  (i) the Institutional Trustee shall have first received

                           (A) an Officers' Certificate from each of the Administrative Trustees and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B) an opinion of counsel  (who may be counsel to the
                  Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (ii) the result of such amendment would not be to

                           (A) cause the Trust to cease to be classified for purposes of United States federal income taxation as a grantor trust; or

                           (B) cause the Trust to be deemed to be an  Investment
                  Company required to be registered under the Investment Company Act.

         (c) Except as provided in Section 11.1(d), (e) or (h), no amendment shall be made, and any such purported amendment shall be void and ineffective unless the Holders of a Majority in liquidation amount of the Capital Securities shall have consented to such amendment.

         (d) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or change any conversion or exchange provisions or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

         (e) Section 8.1(b) and 8.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

         (f) Article III shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

         (g) The rights of the Holders of the Capital Securities under Article IV to appoint and remove the Institutional Trustee shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Capital Securities.

         (h) This Declaration may be amended by the Institutional Trustee and the Holders of a Majority in liquidation amount of the Common Securities without the consent of the Holders of the Capital Securities to:

                  (i) cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor; or

                  (iv) modify, eliminate or add to any provision of this Declaration to such extent as may be necessary to ensure that the Trust will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an Investment Company under the Investment Company Act (including without limitation to conform to any change in Rule 3a-5, Rule 3a-7 or any other applicable rule under the Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority) which amendment


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

         does not have a material adverse effect on the rights, preferences or privileges of the Holders of Securities;

         provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii) or (iii) shall adversely affect in any material respect the powers, preferences or special rights of Holders of Capital Securities.

         Section 11.2 Meetings of the Holders of Securities; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration or the terms of the Securities. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of the Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any
Holders of the Securities calling a meeting shall specify in writing the Certificates held by the Holders of the Securities exercising the right to call a meeting and only those Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of the
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of the Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of the Securities is permitted or required under this Declaration, such vote, consent or approval may be given at a meeting of the Holders of the Securities. Any action that may be taken at a meeting of the Holders of the Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of the Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of the Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of the Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Holders of the Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation; each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iii) unless the Business Trust Act, this Declaration, or the terms of the Securities otherwise provides, the Administrative
         Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote; provided, however, that each meeting shall be conducted in the United States (as that term is defined in Treasury Regulations section 301.7701-7).

                                  ARTICLE XII

          REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

         Section 12.1 Representations and Warranties of Institutional Trustee. The initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee, that:

         (a) the Institutional Trustee is a national banking association with trust powers, duly organized and validly existing under the laws of the United States of America with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

         (c) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

         (d) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

         Section 12.2 Representations and Warranties of Delaware Trustee.

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) the Delaware Trustee is a national banking association or a Delaware banking corporation or trust company with trust powers, duly organized and validly existing with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;



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

         (b) the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee, and it constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

         (c) no consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration; and

         (d) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         Section 13.1 Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied (which telecopy shall be followed by notice delivered or mailed by first class mail) or mailed by first class mail, as follows:

         (a) if given to the Trust in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  c/o Southcoast Financial Corporation
                  530 Johnnie Dodds Boulevard
                  Mt. Pleasant, SC 29464
                  Attention: L. Wayne Pearson
                  Telecopier:  (843) 884-2886
                  Telephone:  (843) 884-0504


         (b)  if  given  to the  Institutional  Trustee,  at  the  Institutional
Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

                  Wells Fargo Bank, National Association
                  210 North University Drive
                  Coral Springs, FL   33071
                  Attention: Manager- Corporate Trust Administration
                  Telecopy:  (954) 575-8269



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

         (c) if given to the Delaware Trustee, at the Delaware Trustee's mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                  Wells Fargo Delaware Trust Company
                  919 N. Market Street
                  Wilmington, DE   19801
                  Attention:  Corporate Trust Administration
                  Telecopy:  (302) 575-2006

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

                  c/o Southcoast Financial Corporation
                  530 Johnnie Dodds Boulevard
                  Mt. Pleasant, SC 29464
                  Attention: L. Wayne Pearson
                  Telecopier:  (843) 884-2886
                  Telephone:  (843) 884-0504

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver. Notwithstanding the foregoing, with respect to the Institutional Trustee and the Delaware Trustee, all such notices shall be deemed to have been given when actually received by it at its Corporate Trust Office.

         Section 13.2 Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Institutional Trustee, the Delaware Trustee or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, or (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets.

         Section 13.3 Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         Section 13.4 Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         Section 13.5 Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor, the Institutional Trustee and the Delaware Trustee shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

         Section 13.6 Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         Section 13.7 Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Institutional Trustee and Administrative Trustees to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                      [Signatures and Attachments Omitted]




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